Exhibit 10.4

EXECUTION COPY

AMENDMENT NO. 3

Dated as of April 21, 2008

to

CREDIT AGREEMENT

Dated as of August 31, 2007

THIS AMENDMENT NO. 3 (“Amendment”) is made as of April 21, 2008 (the “Effective Date”) by and among MYR Group Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 31, 2007 by and among the Borrower, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that certain modifications be made to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to the following amendments to the Credit Agreement.

1.                                       Amendments to Credit Agreement. Effective as of the Effective Date (except as otherwise provided herein), but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)                                  Effective as of January 1, 2008, Section 1.01 of the Credit Agreement is hereby amended to restate the definition of “Consolidated EBITDA” set forth therein in its entirety as follows:

“Consolidated EBITDA” means, for any period, Net Income for such period plus (a) without duplication and to the extent deducted in determining Net Income for such period, the sum of (i) Interest Expense for such period, (ii) income tax expense for such period, (iii) all amounts attributable to depreciation and amortization expense for such period, (iv) any extraordinary non-cash charges for such period, (v) solely with respect to the fiscal quarter of the Borrower ended December 31, 2007, cash transaction costs incurred in connection with an offering pursuant to Rule 144A of the Securities and Exchange Commission of voting common Equity Interests of the Borrower, which offering transaction closed on December 20, 2007, in an aggregate amount not to exceed $7,941,000 and (vi) any other non-cash charges for such period (but excluding any non-cash charge in respect of an item that was included in Net Income in a prior period and any non-cash charge that relates to the write-down or write-off of inventory), minus (b) without duplication and to the extent included in Net Income, (i) any cash payments made during such period in respect of non-cash charges described in clause (a)(vi) taken in a prior period and (ii) any extraordinary gains and any non-cash items of income for such period, all calculated for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

(b)                                 Effective as of January 1, 2008, Section 5.01 of the Credit Agreement is hereby amended to restate clause (d) thereof in its entirety as follows:

(d)                        as soon as available (following approval by the Borrower’s board of directors, if such approval is obtained in the ordinary course), but in any event not more than 120 days after the end of each fiscal year of the Borrower, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and funds flow statement) of the Borrower for each quarter of the upcoming fiscal year (the “Projections”) substantially in form of the projections delivered pursuant to Section 4.01(b);

2.                                       Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower and the Lenders and (ii) counterparts of the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

3.                                       Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)                                  This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)                                 As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof, except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date.

4.                                       Reference to and Effect on the Credit Agreement.

(a)                                  Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements

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executed and/or delivered in connection therewith.

5.                                       Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

6.                                       Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.                                       Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

MYR GROUP INC., as the Borrower

By:	/s/ Marco A Martinez
Name: Marco A Martinez
Title: V.P. CFO & Treasurer

Signature Page to Amendment No. 3 to
Credit Agreement dated as of August 31, 2007
MYR Group Inc.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
individually as Lender, as the Swingline Lender, as Issuing Bank and as Administrative Agent

By:	/s/ Dawn Mase
Name: Dawn Mase
Title: SVP

Signature Page to Amendment No. 3 to
Credit Agreement dated as of August 31, 2007
MYR Group Inc.

CITIBANK, N.A.,
individually as a Lender and as Syndication Agent

By:	/s/ Scott Miller
Name: Scott Miller
Title: Vice President

Signature Page to Amendment No. 3 to
Credit Agreement dated as of August 31, 2007
MYR Group Inc.

FIFTH THIRD BANK,
individually as a Lender and as Documentation Agent

By:	/s/ Neil G. Mesch
Name: Neil G. Mesch
Title: Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of August 31, 2007
MYR Group Inc.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Frank J. Jancar
Name: Frank J. Jancar
Title: VICE PRESIDENT

Signature Page to Amendment No. 3 to
Credit Agreement dated as of August 31, 2007
MYR Group lnc.

NATIONAL CITY BANK, as a Lender

By:	/s/ Renee M. Bonnell
Name: Renee M. Bonnell
Title: Vice President

Signature Page to Amendment No. 3 to
Credit Agreement dated as of August 31, 2007
MYR Group Inc.

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among MYR Group Inc., a Delaware corporation (the “Borrower”) the Lenders and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 3 is dated as of April 21, 2008 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated April 21, 2008

[Signature Pages Follow]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

THE L.E. MYERS CO.

By:	/s/ Marco A Martinez
Name: Marco A Martinez
Title: Vice President & Treasurer

HAWKEYE CONSTRUCTION, INC.

By:	/s/ Marco A Martinez
Name: Marco A Martinez
Title: Vice President & Treasurer

HARLAN ELECTRIC COMPANY

By:	/s/ Marco A Martinez
Name: Marco A Martinez
Title: Vice President & Treasurer

STURGEON ELECTRIC COMPANY, INC.

By:	/s/ Marco A Martinez
Name: Marco A Martinez
Title: Vice President & Treasurer

GREAT SOUTHWESTERN CONSTRUCTION, INC.

By:
Name: Robert F. Agnew
Title: President

Consent and Reaffirmation

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

THE L.E. MYERS CO.

By:
Name: Marco A Martinez
Title: Vice President & Treasurer

HAWKEYE CONSTRUCTION, INC.

By:
Name: Marco A Martinez
Title: Vice President & Treasurer

HARLAN ELECTRIC COMPANY

By:
Name: Marco A Martinez
Title: Vice President & Treasurer

STURGEON ELECTRIC COMPANY, INC.

By:
Name: Marco A Martinez
Title: Vice President & Treasurer

GREAT SOUTHWESTERN CONSTRUCTION, INC.

By:	/s/ Robert F. Agnew
Name: Robert F. Agnew
Title: President

Consent and Reaffirmation